                                                                    EXHIBIT 10.4


                                                                  EXECUTION COPY



                        ASSIGNMENT OF RIGHTS AND ASSETS


         This ASSIGNMENT OF RIGHTS AND ASSETS (the "Assignment"), is made as of November ____, 1994 from CTRC Research Foundation, a Texas not-for-profit corporation ("CTRC"), to Biovensa Inc., a Delaware corporation ("Biovensa").

                                R E C I T A L S:

         WHEREAS, CTRC owns all of the issued and outstanding capital stock of Biovensa;

         WHEREAS, CTRC has determined that it would be beneficial for Biovensa to have the use and ownership of certain rights and assets currently held and owned by CTRC;

         WHEREAS, CTRC has determined that such rights and assets should be transferred to Biovensa in the form of a capital contribution and in exchange for certain additional equity ownership in Biovensa; and

         WHEREAS, Biovensa has agreed to accept the assignment of such rights and assets.

         NOW, THEREFORE, in consideration of the premises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereby agree as follows:

         1. Assignment. As a contribution to the capital of Biovensa, and in exchange for certain additional equity ownership in Biovensa, CTRC hereby assigns, conveys, transfers, sets over and delivers to Biovensa, and Biovensa hereby accepts, all of CTRC's right, title and interest of any nature, in and to the following (collectively the "Assigned Assets"):

                 1.1. Computer Equipment. The computer hardware and equipment described on Exhibit A hereto;

                 1.2. Business Plan. The Biovensa Business Plan dated May 18, 1994, as supplemented and updated, as included in Exhibit B hereto, including all predecessors thereto;

                 1.3. Pharmaceutical Rights. The know-how, processes, formulae, rights to make, sell and use, and all tangible samples of the pharmaceutical compounds known as "4-hydroperoxycyclophosphamide" and "dihydro-5-azacitidine".

                 1.4. Sterling Winthrop Contract Rights. (a) The MGBG License and Development Agreement by and between CTRC and Sterling Winthrop Inc.

         ("Sterling") dated as of October 1, 1992, as included as Exhibit C hereto (the "MGBG License Agreement"), and the development and other rights and obligations of CTRC relating to the cancer compound known as Crisnatol Mesylate ("Crisnatol") arising under the Option Agreement by and between CTRC and Sterling dated as of October 1, 1992 and amended effective as of April 1, 1994 as included as Exhibit D hereto (the "Option Agreement") and;

                 (b) Biovensa hereby accepts the assignments set forth in paragraph (a) hereof and hereby assumes all the obligations and commitments of CTRC arising under the MGBG License Agreement and with respect to the compound Crisnatol under the Option Agreement;

                 1.5. License Negotiations. CTRC's rights and interests in and pursuant to any negotiations, letters of intent, agreements or commitments made with respect to the compounds commonly known as Difluoromethylornithine, Oxpurinol and Piritrexim.

                 1.6. Governmental Approvals and Applications. Any approvals, applications, registrations, designations or other rights applied for by, granted or conveyed to CTRC by any governmental or regulatory body, department, commission or instrumentality, which relate to the Assigned Assets described in Sections 1.3, 1.4 or 1.5 hereof.

         2. Representations and Warranties of CTRC. With the exception of the assets described in Section 1.4, which are held pursuant to the MGBG License Agreement and the Option Agreement, CTRC represents and warrants to Biovensa that as of the date hereof, CTRC has good and marketable title to all of the Assigned Assets, free and clear of any liens, pledges, claims, encumbrances or security interests of any kind of nature.

         3.      Miscellaneous.

                 3.1. Governing Law. This Assignment shall be governed by and construed in accordance with the internal laws of the State of Texas, without giving effect to any choice or conflict of law provisions or rules (whether of the State of Texas or otherwise) that would cause the application of the laws of any jurisdiction other than the State of Texas.

                 3.2. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto, and their successors and assigns, however, neither party may assign its rights, interests or obligations hereunder without the prior written consent of the other party.

                 3.3 Execution in Counterparts. This Assignment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

                 3.4. Titles and Headings. The titles and headings to sections contained herein are for purposes of reference only, and shall not affect the provisions hereof.

                 3.5. Entire Agreement. This Assignment constitutes the entire agreement among the parties with respect to the matters covered thereby and supersedes all previous written, oral or implied understanding among them with respect to such matters.

                 3.6. Amendment and Modification. The terms of this Assignment may be amended, modified, waived or supplemented only by mutual consent set forth in a writing duly signed by the parties hereto.

                 3.7. Severability. In case of any of the provisions contained in this Assignment are found to be invalid, illegal or unenforceable in any request, any invalidity, illegality or unenforceability shall not affect any other provision of this Assignment, but this Assignment shall be construed as if such invalid, illegal or unenforceable provision has been limited or modified (consistent with its general intent) to the extent necessary so that it shall be valid, legal and enforceable, or if it shall not be possible to so limit or modify such invalid or illegal or unenforceable provision or part of a provision, this Assignment shall be construed as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein.

                 3.8. Cooperation. CTRC and Biovensa agree to take all actions and execute all documents or instruments as either party may reasonably request to consummate the transactions contemplated by this Agreement.

         IN WITNESS THEREOF, the undersigned have executed this Assignment of Rights and Assets as of the date set forth above.

CTRC RESEARCH FOUNDATION                 BIOVENSA


/s/ ANITA BUSQUETS                       /s/ RICHARD LOVE
-------------------------------          -------------------------------
By:  Anita Busquets                      By: Richard Love
   ----------------------------             ----------------------------
Title: Chief Operating Officer           Title: CEO
      -------------------------                -------------------------

                                                                       Exhibit A




                                                       FIXED ASSETS

                                                                                               VALUE
Computer for Alex Weis:
        Macintosh llci                                F11140J3765                             $1,478.20
        Extended Keyboard II                          MI0501Q8%MO312
        Monitor Model #M0401                          7043104
        Mouse                                         MI050KD3C25

Computer for Deirdre Tessman:
        Macintosh LC                                  E1205AMM0442LL/A                        $1,415.62
        Extended Keyboard II                          AP1361MY%MO312
        Monitor                                       M11140T5DTO
        Mouse                                         LT1160RSC22

Computer for Richard Love:
        Macintosh Powerbook 180                       Model # M444O                           $3,067.64
                                                      FC3023LQ441

Computer for Sharon Marino:
        Macintosh IIsi                                F2112NL6C56                             $1,454.36
        Extended Keyboard II                          AP1115YG%MO312
        Monitor                                       MI13085FDT6
        Mouse                                         MI1050KOC25

Computer for Ed Martinez:
        Macintosh IIsi                                CS2416NIC53                             $1,454.36
        Mouse:                                        LT224618C22
        Extended Kayboard II:                         AP24005C%MO312
           Model M3501
        Monitor M1212:                                SG231J9LEO4

Computer for Paul Vilk:
        Macintosh IIx                                 F9490W1M5835                               -0-
        Mouse                                         1288893
        Extended Keyboard:                            SI2341KNO3N
        Monitor VEC Multisync 3Ds                     14M30109

Computer for Vishwas Gaitonde:
        Macintosh IIsi                                FC2416MPC53                             $1,235.00
        Mouse:                                        LT2245ZAC22
        Extended Kayboard II:                         AP240058%MO32
           Model M3501
        Monitor M1212:                                SG231068E04
Computer for Donna Corbell:

        Macintosh LC                                  E1104RM0812LL/A2111                     $1,415.62
        Mouse:                                        LT104RRNC22
        Extended Keyboard II:                         APO41JY%MO312
           Model M3501
        Monitor M1212:                                M136FJDT6

Computer for Don Martin:
        Macintosh Quadra 660AV                        XB351CFP13Z                             $1,868.14
        Mouse:                                        LT340T72T18
        Extended Kayboard II:                         AP351AAA%MO312
           Model M3501
        Monitor M1212:                                S5404142EO4

Computer for Susan Smith:
        Macintosh LC III                              SG32229YNVA2                            $1,388.94
        Mouse:                                        MB3211C3T18
        Extended Keyboard II:                         AP32583T%MO312
          Model M3501
        Monitor M1212:

Computer for Teresa Mooneyham:
        Power Macintosh 6100/60:                      XB426T2M175                             $2,710.99
        Monitor -
           Macintosh Color Display:                   S54203TC2B7
        Extended Keyboard II:                         AP33691C
           Model M3501
        Mouse:                                        MB418EB5T18

Computer for Diana Guerrero:
        Power Macintosh 6100/60:                      XB426T3Z175                             $2,710.99
        Mouse:                                        MB418E9NT18
        Extended Keyboard II:                         AP33691B
           Model M3501
        Macintosh Color
           Display Monitor:                           S54203TN2B7

Computer for Tim Williamson:
        Macintosh Quadra 660AV                        XB3519DU12Z                             $2,224.68
        Mouse:                                        MB335E7CT18
        Extended Keyboard II:                         AP352DUZ%MO312
           Model M3501
        Monitor M1212:                                S53480BFE04

Computer for Larry Arthaud:
        Power Macintosh 6100/60:                      XB426T3N175                             $2,710.99
        Mouse:                                        MB418ECAT18
        Extended Keyboard II:                         AP336919

           Model M3501
        Macintosh Color
           Display Monitor:                           S54203TQ2B7

Computer for Alma Maldanado:
        Power Macintosh 6100/60:                      XB426T2S175                             $2,710.99
        Mouse:                                        MB418EBDT18
        Extended Keyboard II                          AP33691A
           Model M3501
        Macintosh Color
            Display Monitor                           S54203TP2B7

For Richard Love:

        Dictaphone (Brand) Equipment:                                                           $625.02
        Microcassette Portable                        Model # 3243
                                                      Serial # 842989
        Exectalk Transcriber                          Model # 3712
                                                      Serial # 045041

#15 Software Licenses for Microsoft Office Mac 4.3 Pro                                           -0-
        includes:
                                                      FoxPro 2.6
                                                      Microsoft Word 6.0
                                                      Excel 5.0
                                                      PowerPoint 4.0
                                                      Microsoft Mail
                                                             Total                           $28,471.54





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
                                   EXHIBIT A

                         Assignment of Rights Agreement





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